
Nevada County

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH JUNE 30, 2025

PLUMAS BANCORP

Forward Looking Statements Disclaimer



Plumas County

The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the conditions of the United States economy in general and the strength of the local economies in which we conduct operations; the impact of any future federal government shutdown and uncertainty regarding the federal government's debt limit or changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the impacts of inflation, interest rate, market and monetary fluctuations on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions affecting our ability to successfully market and price our products to consumers; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; extreme weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on the Company's customers and the economic and business environments in which the Company operates; the impact of a slowing U.S. economy, decreases in housing and commercial real estate prices, and potentially increased unemployment on the performance of our loan portfolio, the market value of our investment securities and possible other-than temporary impairment of securities held by us due to changes in credit quality or rates; the availability of, and cost of, sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, commodities prices, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities, wars, terrorism or geopolitical events; adverse developments in the financial services industry generally such as the recent bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; the costs or effects of mergers, acquisitions or dispositions we may make, as well as whether we are able to obtain any required governmental approvals in connection with any such activities, or identify and complete favorable transactions in the future, and/or realize the anticipated financial and business benefits; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level and direction of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses, including the assumptions made under our current expected credit losses model; the effectiveness of the Company's asset management activities managing the mix of earning assets and in improving, resolving or liquidating lower-quality assets; the effect of changes in the financial performance and/or condition of our borrowers; changes in accounting standards and practices; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; increasing noninterest expense and its impact on our financial performance; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional competitors including retail businesses and technology companies; the challenges of attracting, integrating and retaining key employees; the vulnerability of the Company's operational or security systems or infrastructure, the systems of third-party vendors or other service providers with whom the Company contracts, and the Company's customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against and respond to such incidents; increased data security risks due to work from home arrangements and email vulnerability; failure to safeguard personal information, and any resulting litigation; the transition from the LIBOR to new interest rate benchmarks; the emergence or continuation of widespread health emergencies or pandemics; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and our ability to manage the risks involved in the foregoing. There can be no assurance that future developments affecting us will be the same as those anticipated by management. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the Securities and Exchange Commission (the "SEC") and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the "Investor Relations" section of our website, https://www.ir.plumasbank.com and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Index



Modoc County

PLUMAS BANCORP



Carson City

Overview

NASDAQ Symbol: PLBC

Total Assets: $2.3 billion*

Headquartered: Reno, NV

Bank Branches: 19*

Year Established: 1980

* As of July 1, 2025



Sacramento
Reno
Redding
Red Bluff
Corning
Orland
Chico
Paradise
Oroville
Willows
Yuba City
Grass Valley
Truckee
Carson City
Susanville
Chester
Westwood
Alturas
Lincoln
Roseville
Folsom

PLUMAS BANCORP

Plumas Bank Leadership



Indian Valley

Andrew Ryback



President & CEO
Years at Plumas Bank – 23

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 18

Matt Moseley



EVP Market President
Years at Plumas Bank – 14*

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 11

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 7

* Joined Plumas Bank as of July 1, 2025 with 14 years at Cornerstone

Business Model

- Branch network of 19 full-service branches and 2 lending offices.*
- Retail and commercial banking with emphasis on personalized relationships alongside online, mobile, and remote services.
- Enhanced lending platform for increased efficiency and rapid decisioning.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, home equity

* As of July 1, 2025



OREGON
KLAMATH FALLS
CALIFORNIA
CEDARVILLE
ALTURAS
FALL RIVER MILLS
NEVADA
REDDING
SUSANVILLE
ANDERSON
CHESTER
WESTWOOD
GREENVILLE
RED BLUFF
QUINCY
CHICO
PORTOLA
GRAEAGLE
LOYALTON
RENO
TRUCKEE
KINGS BEACH
TAHOE CITY
CARSON CITY
YUBA CITY
AUBURN
5
99
80
80
BRANCH
ATM ONLY
LOAN OFFICE

Acquisition of Cornerstone Community Bancorp & Bank

Proforma Balances

- $2.3 billion in assets
- $1.5 billion in loans
- $1.9 billion in deposits



Redding (Hartnell) Branch

PLUMAS BANCORP

Transaction Highlights

Strategic Rationale	✔ Strong cultural fit with a talented staff ✔ Increases scale to better compete in highly-competitive banking environment ✔ Logical geographic fit along the I-5 corridor
Structure & Consideration	✔ Exchange ratio of 0.6608 shares of PLBC common stock and $9.75 in cash for each share of CRSB common stock ✔ Aggregate consideration of 1,003,718 shares and $14.8 million in cash ✔ Deal value of $61.3 million based on 6/30 PLBC closing price of $44.46
Representation	✔ Ken Robison, previously a Cornerstone director, appointed to Plumas Bancorp and Bank boards ✔ Matt Moseley, previously CEO & President of Cornerstone, appointed as Plumas Bank Executive Vice President & Market President



Middle Fork

The Big Picture



Frazier Creek

- Decrease of 4% in 2024 related to 2023 gain of $1.7 million on termination of interest rate swaps
- Net Interest Income increased by $3.9 million
- 2024 Net Interest Margin of 4.79% driven by elevated rates, investment restructuring related to sale leaseback, and low cost of funds

PLUMAS BANCORP


Net Income & Net Interest Margin
Thousands
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$14,475
$21,009
$26,444
$29,776
$28,619
4.02%
3.63%
3.82%
4.71%
4.79%
2020
2021
2022
2023
2024



Washoe County

- Non-Interest Income streams comprised primarily of:
  - Interchange revenue
  - Service charges on deposit accounts
  - Loan servicing fees
- Gain on sale of SBA loans declined due to reduced variable rate loan production in higher-rate environment.
- SBA production in 2023 & 2024 consisted mostly of fixed rate loans which were portfolioed.

PLUMAS BANCORP

Non-Interest Income

in thousands



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$2,568
$2,323
$1,344
$841
$1,387
$3,279
$2,349
$1,008
$852
$1,228
$3,401
$2,464
$2,696
$893
$1,596
$3,419
$2,789
$234
$900
$1,707 *
$1,673
$3,130
$2,988
$37
$756
$1,869
2020
2021
2022
2023
2024
Interchange Revenue
Srvc Chrgs on Dpst Accnts
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Int Rate Swap Term*
Other Income

*One-time gain in 1Q23 on interest rate swap termination.



Plumas County

Deposits and Loans

PLUMAS BANCORP

Deposit Trends and Current Composition

All core, no brokered deposits


$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$974
$1,439
$1,458
$1,334
$1,371
$1,367
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024
Jun. 30, 2025

Average interest-bearing deposit rate was 1.30% for the three months ended June 30, 2025.


Time 9%
Money Market 21%
Non-Interest Bearing 49%
Savings 21%

Balances as of Jun. 30, 2025

Deposit Detail


Consumer vs Business Accounts
Balances as of Jun. 30, 2025
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
76%
24%
34%
66%
38%
62%
46%
54%
Savings
Money Market
DDA
Total
Business
Consumer


Rate by Product
Rates for three months ended Jun. 30, 2025
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.34%
1.79%
2.53%
1.30%
Savings
Money Market
Time
Total

Liquidity

- No deposit concentrations. Average deposit balance was approximately $35 thousand at 06/30/25.
- Largest unsecured deposit accounts are collateralized with investments.
- Cash, unpledged AFS investments, and borrowing lines totaling approximately $545 million are more than sufficient to cover uninsured, uncollateralized deposits.



Deposits
in millions
Uninsured but Collateralized 15%
Uninsured 23%
Insured 62%

Balances as of Jun. 30, 2025

Borrowings

Outstanding correspondent bank borrowings:

- $15 million
- Fixed rate of 3.85% for the first five years, then floating rate linked to WSJ Prime for the remaining eight-year term
- Prepayable with no penalties
- Due January 25, 2035

Available borrowings:

- $255 million from FHLB
- $98 million from FRB Discount Window
- $70 million from correspondent banks



Mt. Shasta

Balances as of Jun. 30, 2025

Loan Trends and Current Composition

- Portfolio average yield was 6.14% for the three months ended June 30, 2025


$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$709
$839
$912
$959
$1,015
$1,018
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024
Jun. 30, 2025

* Closed indirect auto department in 4Q23. Balances expected to unwind over ~5 years.


RE/Residential 1%
Home Equity Lines 4%
4%
Indirect Auto* 5%
Commercial 8%
CRE/Multi Family 10%
Agricultural 11%
CRE/Investor 27%
CRE/Owner 29%

Balances as of Jun. 30, 2025

Diversification of Commercial Real Estate Loans by Property Type

PLUMAS BANCORP



$120,000,000.00
$100,000,000.00
$80,000,000.00
$60,000,000.00
$40,000,000.00
$20,000,000.00
$-
Multi Family*
Retail
Mixed Commercial Real Estate
Hospitality
Other Special Purpose
Investor Owned Office
Industrial
Gas Stations
Residential
Mini Storage Facilities
Senior Care Facility
Mixed Commercial & Residential
Owner Occupied Office
Medical Buildings
Restaurants
Other
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Jun. 30, 2025

*MFR includes no rent control

Geographic Distribution of Commercial Real Estate Loans

PLUMAS BANCORP

CALIFORNIA AND NEVADA ECONOMIC REGIONS



CRE DISTRIBUTION BY REGION*

28% - NV - Western (pale green)

19% - CA - Greater Sacramento (yellow)

14% - CA - Northern Sacramento Valley (light green)

12% - CA - Northern (dark green)

10% - CA - San Joaquin Valley (chartreuse green)

5% - CA - Central Coast (orange)

3% - CA - Bay Area (pink)

3% - CA - Southern (blue)

3% - CA - Central Sierra (tan) & Southern Border (magenta)

2% - OR

<1% - Other – NV (lavender, orange & pink), AZ, CO, WA

* Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Jun. 30, 2025

Government Guaranteed Loans

- The government guaranteed balance of loans in our loan portfolio represented approximately 7% of total loans as of 06/30/25.
- As rates rose beginning in 2022, variable rate SBA loan production declined. Plumas Bank began offering fixed rate SBA loans, the balances of which we retain rather than reselling the guaranteed portions in the secondary market.



$80
$70
$60
$50
$40
$30
$20
$10
$0
Millions
12/31/2023
$35
12/31/2024
$69
06/30/2025
$73
Government Guaranteed Lending Balances
Balances in millions

Agricultural Loans

- Agricultural lending balances represented 11% of total loans as of 06/30/25.
- Ag lending portfolio comprised of:
  - Cattle
  - Hay
  - Orchard Crops (Fruits and Nuts)
  - Rice
- Walnut pricing fell in 2022, resulting in about $10 million in substandard loans. One relationship representing 97% of this balance moved to non-accrual at the end of the second quarter. The $10 million represents about 45% of classified assets.



Ag Lending Balances
Ag Equipment
5%
Ag Operating
24%
Ag Real Estate
71%

Balances as of Jun. 30, 2025

PLUMAS BANCORP

Classified Assets

- OVO: $4 thousand
- OREO: $91 thousand
  - SFR on 50 acres
- Non-Accrual: $13.7 million
  - 73% Ag & Ag Real Estate
  - 8% HELOC
  - 6% Indirect auto
  - 5.5% SBA 7(a) loans, unguaranteed portions
  - 4% Owner-occupied CRE
  - 1.5% Investor-owned CRE
  - 1.5% Real estate
  - 1% Commercial
  - <1% Consumer
- Substandard Accrual: $9.1 million
  - 51% Ag & Ag Real Estate
  - 33% Investor-owned CRE
  - 8% SBA 7(a) loans, unguaranteed portions
  - 6% Owner-occupied CRE
  - 1% Commercial
  - 1% Other



Substandard Accrual
41%
Non-Accrual
59%

Balances as of Jun. 30, 2025



Modoc County

Financial Recap

PLUMAS BANCORP

Second Quarter 2025 Financial Highlights


Modoc County

Dollars in thousands (Except per share)	6/30/2025	6/30/2024	Change	% Change
Net Income	$ 6,321	$ 6,786	$ (465)	(6.9%)
Income Before Tax	$ 8,672	$ 9,286	$ (614)	(6.6%)
Net Interest Income	$ 18,183	$ 18,405	$ (222)	(1.2%)
Net Interest Margin	4.83%	4.89%	(0.06%)	(1.2%)
ROAA	1.56%	1.67%	(0.11%)	(6.6%)
ROAE	13.4%	17.1%	(3.7%)	(21.6%)
Diluted EPS	$ 1.05	$ 1.14	$ (0.09)	(7.9%)

First Half of 2025 Financial Highlights



Lassen Peak

Dollars in thousands (Except per share)	6/30/2025	6/30/2024	Change	% Change
Net Income	$ 13,501	$ 13,040	$ 461	3.5%
Income Before Tax	$ 18,709	$ 17,665	$ 1,044	5.9%
Net Interest Income	$ 36,722	$ 35,862	$ 860	2.4%
Net Interest Margin	4.89%	4.76%	0.13%	2.7%
ROAA	1.67%	1.61%	0.06%	3.7%
ROAE	14.7%	16.7%	(2.0%)	(12.0%)
Diluted EPS	$ 2.25	$ 2.19	$ 0.06	2.7%

PLUMAS BANCORP

2024 Financial Highlights


Modoc County

Dollars in thousands (Except per share)	12/31/2024	12/31/2023	Change	% Change
Assets	$ 1,623,326	$ 1,610,416	$ 12,910	0.80%
Deposits	$ 1,371,101	$ 1,333,655	$ 37,446	2.81%
Net Loans	$ 1,005,375	$ 948,604	$ 56,771	5.98%
Net Income	$ 28,619	$ 29,776	$ (1,157)	(3.89%)
Income Before Tax	$ 39,001	$ 40,211	$ (1,210)	(3.01%)
Net Interest Income	$ 73,691	$ 69,794	$ 3,897	5.58%
Net Interest Margin	4.79%	4.71%	0.08%	1.70%
ROAA	1.74%	1.88%	(0.14%)	(7.45%)
ROAE	17.2%	23.4%	(6.2%)	(26.5%)
Book Value per Share	$ 30.14	$ 25.09	$ 5.05	20.13%
Diluted EPS	$ 4.80	$ 5.02	$ (0.22)	(4.38%)

PLUMAS BANCORP

2024 Financial Highlights – Five Year



Lassen County

Dollars in thousands (Except per share)	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20	%
Assets	$ 1,623,326	$ 1,610,416	$1,621,044	$1,614,074	$1,111,576	46.0%
Deposits	$ 1,371,101	$ 1,333,655	$1,457,809	$1,438,999	$ 973,974	40.8%
Net Loans	$ 1,005,375	$ 958,564	$ 911,949	$ 838,587	$ 709,246	41.8%
Loans held for sale	$ -	$ -	$ 2,301	$ 31,277	$ 693	(100%)
Nonperforming assets/total assets	0.27%	0.33%	0.07%	0.33%	0.27%	0.0%
Net Income	$ 28,619	$ 29,776	$ 26,444	$ 21,009	$ 14,475	97.7%
Net Interest Margin	4.79%	4.71%	3.82%	3.63%	4.02%	19.2%
Efficiency ratio	51.3%	46.6%	46.9%	46.8%	50.6%	1.4%
ROAA	1.74%	1.88%	1.61%	1.52%	1.43%	21.7%
ROAE	17.2%	23.4%	21.9%	17.8%	15.5%	11.0%
Book Value per Share	$ 30.14	$ 25.09	$ 20.34	$ 23.05	$ 19.33	55.9%
Diluted EPS	$ 4.80	$ 5.02	$ 4.47	$ 3.76	$ 2.77	73.3%



Lassen County

Recent Expansion Strategy



Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
July '25
Acquired Cornerstone
Community Bank, 4 branches
Oct '18
Purchased
Mutual of
Omaha Bank's
Carson City
Branch
Dec '15
Opened
Reno Branch
April '23
Opened Chico Branch
July '21
Acquired Bank
of Feather
River
Branch
Loan Production Office
Redding
Chico
Yuba City
Reno
Sacramento

PLUMAS BANCORP



Shasta County

Challenges

- Growth opportunities
- Leadership succession

PLUMAS BANCORP

Strengths

- Stable Leadership team
- Strong core deposits
- Low cost of funds
- Diversified loan portfolio
- Non-Interest Income streams
- Capital management



Washoe County

Recent Plumas Bancorp & Plumas Bank Performance Based Awards

PLUMAS BANCORP

- Top 10 – Recognizing the top 10% of Community Banks 2015-2024
  (community banks with assets between $1 billion and $5 billion)
  By Stifel (previously by CB Resource, Inc.)

- 'Super Premier' Performing Bank 2015-2024
  (based on criteria such as capital adequacy, asset structure, growth, and more)
  By The Findley Reports

- Bankers Cup – Recognizing the top 10% of Community Banks 2017-2024
  (publicly traded with assets between $500 million and $10 billion)
  By Raymond James & Associates

- Bison Select Financial Institution 2018 – 2024
  (publicly traded banks without formal sell-side coverage)
  By D.A. Davidson

- Annual Bank Honor Roll 2022-2024
  (publicly traded with assets greater than $500 million)
  By Keefe, Bruyette & Woods, Inc.

- Top Performing Community Banks 2023-2024
  (publicly traded with assets under $2 billion)
  By American Banker

- Best Performing Community Banks 2023
  (KBRA Analytics rating of C or higher)
  By Independent Community Bankers of America